April 28, 2016

DREYFUS INVESTMENT FUNDS

- Dreyfus/The Boston Company Small Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated February 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

Todd W. Wakefield, CFA, David E. Borah, CFA and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since April 2013, November 2015 and April 2013, respectively.  Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Borah is a director, portfolio manager, senior research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield, Borah and Zeuthen are also employees of Dreyfus.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Todd W. Wakefield, CFA, David E. Borah, CFA and Robert C. Zeuthen, CFA, are the fund's primary portfolio managers, positions they have held since April 2013, November 2015 and April 2013, respectively.  Mr. Wakefield, the fund’s lead portfolio manager, is a senior managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003. Mr. Borah is a director, portfolio manager, senior research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been an employee since 2007.  Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006.  Messrs. Wakefield, Borah and Zeuthen also have been employed by Dreyfus since November 2008, November 2015 and March 2010, respectively, and manage the fund as employees of Dreyfus.

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